EXHIBIT 10.1

CERTAIN INFORMATION IDENTIFIED IN THIS DOCUMENT, MARKED BY BRACKETS AND ASTERISKS (“[***]”), HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10) OF REGULATION S-K UNDER THE SECURITIES ACT OF 1933, AS AMENDED, BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.

THIRD AMENDMENT TO

RESEARCH FUNDING AND OPTION AGREEMENT

This Third Amendment to that certain Research Funding and Option Agreement (the “Third Amendment”) is entered into as of May 1, 2025 (the “Third Amendment Effective Date”) by and between The Scripps Research Institute, a California nonprofit public benefit corporation located at 10550 North Torrey Pines Road, La Jolla, California 92037 (“TSRI”), and Xenetic Biosciences inc., a for-profit corporation located at 945 Concord Street, Framingham, Massachusetts 01701 (“Sponsor”).

Recitals

Whereas, TSRI and Sponsor entered into that certain Research Funding and Option Agreement dated March 10, 2023, and that certain First Amendment dated June 1, 2024, and that certain Second Amendment dated November 1, 2024 (together the “Agreement”);

Whereas, TSRI and Sponsor wish to amend the Agreement in the manner set forth in this Third Amendment to increase the 19th through the 24th payments made by Sponsor to TSRI.

Agreement

Now Therefore, in consideration of the mutual promises set forth, the parties hereto agree to the following amendment to the Agreement as set forth below in 1. herein:

1.	Payments. The following payments are added to Section 2.4(a):

19th payment: $70,000.00	Due: Effective Date of Third Amendment

20th payment: $70,000.00	Due: 1 month after Third Amendment Effective Date

21st payment: $70,000.00	Due: 2 months after Third Amendment Effective Date

22nd payment: $70,000.00	Due: 3 months after Third Amendment Effective Date

23rd payment: $70,000.00	Due: 4 months after Third Amendment Effective Date

24th payment: $70,000.00	Due: 5 months after Third Amendment Effective Date

2.	Research Program. The Research Program shall include Exhibit A attached to this Third Amendment.

3.	Full Force and Effect. Except as specifically amended by this Third Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

4.	Counterparts. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In Witness Whereof, the parties have executed this Third Amendment as of the Third Amendment Effective Date.

The Scripps Research Institute	Sponsor

By: /s/ Laura Cheek	By: /s/ Jim Parslow

Name: Laura Cheek	Name: Jim Parslow

Title: Director, Office of Sponsored Programs	Title: CFO

EXHIBIT A

RESEARCH PROGRAM

	Month	1 Nov-24	2 Dec-24	3 Jan-25	4 Feb-25	5 Mar-25	6 Apr-25	7 May-25	8 Jun-25	9 Jul-25	10 Aug-25	11 Sep-25	12 Oct-25
[***]
[***]		-	-	-	-	-	-	-
[***]					-	-	-	-	-	-	-	-	-
[***]		-	-	-	-	-	-	-	-
[***]					-	-	-	-	-	-
[***]									-	-	-	-	-

[***]
[***]		-	-	-
[***]					-	-	-	-	-	-	-	-	-

[***]
[***]				-	-	-	-	-	-
[***]					-	-	-	-	-	-	-	-	-
[***]						-	-	-	-	-	-	-	-

[***]
[***]						-	-	-
[***]				-	-	-	-	-
[***]					-	-	-	-	-	-	-	-	-

[***]
[***]								-	-
[***]										-	-	-	-
[***]										-	-	-	-

Payments		$65,000	$65,000	$65,000	$65,000	$65,000	$65,000	$70,000	$70,000	$70,000	$70,000	$70,000	$70,000

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